AMENDMENT NO. 6

The Participation Agreement entered into October 29, 1999 among Calvert Variable Series, Inc., Ameritas Investment Corp., and Ameritas Variable Life Insurance Company is hereby amended as follows:

1. Ameritas Investment Corp. is hereby replaced by Calvert Asset Management Company, Inc. as a party to this Agreement.

2.   Schedule C of the Agreement is amended by adding the following:

        Name of Account                 Date of Resolution Establishing Account
Ameritas Variable Separate Account VA           May 17, 2002
Ameritas Variable Separate Account VL           May 17, 2002


All other provisions of the Agreement remain the same.

This amendment shall be effective November 18, 2006.

AMERITAS VARIABLE LIFE                      CALVERT VARIABLE SERIES, INC.
INSURANCE COMPANY
By:      /S/ Robert C. Barth                By:     /S/ Ronald W. Wolfsheimer
         -------------------                        -------------------------
         Robert C. Barth                            Ronald W. Wolfsheimer
Title:   Vice President                     Title:  Treasurer
Date:    February 16, 2007                  Date:   2/26/07


 CALVERT ASSET MANAGMENT COMPANY, INC.

 By: /S/ William M. Tartikoff
----------------------------------
         William M. Tartikoff

 Title:  Senior Vice President
 Date:   2-26-07

                                 AMENDMENT NO. 5

The Participation Agreement entered into October 29, 1999 among Ameritas Variable Life Insurance Company, on behalf of itself and each segregated asset account of the Company named in Schedule C to the Agreement, Calvert Variable Series, Inc., and Ameritas Investment Corp. is hereby amended by deleting EXHIBIT A and replacing it with the following:

                                    EXHIBIT A

                                   PORTFOLIOS

Portfolios subject to the Agreement:

                            Ameritas Core Strategies
                                 Ameritas Growth
                            Ameritas Income & Growth
                               Ameritas Index 500
                             Ameritas MidCap Growth
                              Ameritas Money Market
                                 Ameritas Select
                          Ameritas Small Capitalization
                          Ameritas Small Company Equity

This Amendment is effective November 1, 2003.

All other provisions of the Agreement shall remain the same.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:      /S/ William J. Atherton
------------------------------------
         Name: William J. Atherton
         Title:  President and COO

CALVERT VARIABLE SERIES, INC.
---------------------------------
By:      /S/ William M. Tartikoff

         Name: William M. Tartikoff
         Title:  Vice President

 AMERITAS INVESTMENT CORP.
---------------------------------
 By:    /s/ William R. Giovanni
          Name: William R. Giovanni
         Title:  Chairman and CEO

                                 AMENDMENT NO. 4

The Participation Agreement entered into October29, 1999 among Ameritas Variable Life Insurance Company, on behalf of itself and each segregated asset account of the Company named in Schedule C to the Agreement, Calvert Variable Series, Inc., and Ameritas Investment Corp. is amended as follows:

         Schedule A of the Agreement is amended by adding Contract Form 4022.



The effective date of this Amendment is September 26, 2001. All other provisions of the Agreement shall remain the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative.

  AMERITAS VARIABLE LIFE INSURANCE COMPANY

  By:    /S/ Robert J. O'Meara
-------------------------------
         Name:    Robert J. O'Meara
         Title:   Assistant Vice President Investment
                  Funds and Budget Administration

CALVERT VARIABLE SERIES, INC.

By:      /S/ William M. Tartikoff
----------------------------------
         Name:   William M. Tartikoff
         Title:  Vice President

AMERITAS INVESTMENT CORP.

 By:     /S/ William R. Giovanni
         Name: William R. Giovanni
         Title:    President and Chief Executive Officer

                                 AMENDMENT NO. 3

The Participation Agreement entered into October 29, 1999 among Calvert Variable Series, Inc., Ameritas Investment Corp., and Ameritas Variable Life Insurance Company is hereby amended as follows:

1. Schedule A of the Agreement is amended by adding Contract Form 4888.

2. Exhibit A of the Agreement is amended by adding the following Portfolios:

                            Ameritas Micro Cap
                            Ameritas Select


All other provisions of the Agreement shall remain the same. This Amendment shall be effective January 1, 2001.

AMERITAS VARIABLE LIFE                          CALVERT VARIABLE SERIES, INC.
INSURANCE COMPANY
By:      /S/ William J. Atherton                By:     /S/ William M. Tartikoff
         -----------------------                        ------------------------
              William J. Atherton                       William M. Tartikoff
Title:   President and Chief Operating Officer  Title:  Vice President
Date:    1/29/01                                Date:   1/29/01

AMERITAS INVESTMENT CORP.

 By:     /S/ William R. Giovanni
----------------------------------
         Name: William R. Giovanni
 Title:  President and Chief Executive Officer
 Date:   1/29/01

                                              AMENDMENT NO. 2

The Participation Agreement entered into October 29, 1999 among Calvert Variable Series, Inc., Ameritas Investment Corp., and Ameritas Variable Life Insurance Company is hereby amended as follows:

          1.   Amendment No. 1 dated May 1, 2000 is deleted in entirety.

          2.   Schedule A of the Agreement is amended by adding Contract Form
               4020.


All other provisions of the Agreement shall remain the same.

This Amendment shall be effective May 1, 2000.

AMERITAS VARIABLE LIFE INSURANCE                CALVERT VARIABLE SERIES, INC.
COMPANY

By:      /S/ William J. Atherton                By:     /S/ William M. Tartikoff
         -----------------------                        ------------------------
              William J. Atherton                       William M. Tartikoff
Title:   President and Chief Operating Officer  Title:  Vice President
Date:                                           Date:   1/29/01

AMERITAS INVESTMENT CORP.

By:      /S/ William R. Giovanni
-----------------------------------
Name:    William R. Giovanni
Title:   President and Chief Executive Officer
Date:_____________

                                 AMENDMENT NO. 1

The Participation Agreement entered into October 29, 1999 among Calvert Variable Series, Inc., Ameritas Investment Corp., and Ameritas Variable Life Insurance Company is hereby amended as follows:

1. Paragraph 5.1 is deleted and replaced with the following:

         5.1 Except as otherwise provided in this Agreement, all expenses incident to the performance by the Fund under this Agreement shall be paid by the Fund or the Adviser, including the cost of registration of Fund shares with the Securities and Exchange Commission ("SEC") and in states where required. The Company shall pay no fee or other compensation to the Fund or Adviser under this Agreement, and the Fund and Adviser shall pay no fee or other compensation to the Company, except that the Adviser shall pay to the Company a fee as provided for in Schedule D, attached hereto, and made a part of this Agreement as may be amended from time to time with the mutual consent of the parties hereto. All expenses incident to the performance by each party of its respective duties under this Agreement shall be paid by that party, unless otherwise specified in this Agreement.

2. The following is added as Schedule D to the Agreement:

                                   SCHEDULE D

                                FEES AND EXPENSES

     o 10 basis points (0.10%) on the first $100 million in assets held under CVS through the Account(s)
     o 25 basis points (0.25%) on amounts over $100 million in assets held under CVS through the Account(s)


The effective date of this Amendment is May 1, 2000.

All other provisions of the Agreement shall remain unchanged.

AMERITAS VARIABLE LIFE INSURANCE                CALVERT VARIABLE SERIES, INC.
COMPANY

By:    /S/ William J. Atherton                  By:     /S/ William M. Tartikoff
       -----------------------                          ------------------------
            William J. Atherton                         William M. Tartikoff
Title: President and Chief Operating Officer    Title:  Vice President
Date:  July 26, 2000                            Date:   July 26, 2000

                             PARTICIPATION AGREEMENT

                                      Among

                          CALVERT VARIABLE SERIES, INC.

                           AMERITAS INVESTMENT, CORP.,

                                       and

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

         THIS AGREEMENT, made and entered into this 29th day of October, 1999 by and among AMERITAS VARIABLE LIFE INSURANCE COMPANY, (hereinafter the "Company"), a Nebraska corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule C hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the CALVERT VARIABLE SERIES, a corporation organized under the laws of the State of Maryland (hereinafter the "CVS") and AMERITAS INVESTMENT CORP. (hereinafter the "Underwriter"), a Nebraska corporation.

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in CVS is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, only certain of the Portfolios of CVS set forth in Exhibit "A" (the "Fund") are subject to this Participation Agreement; and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated November 21, 1988 (File No. 812-7095), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, AMERITAS INVESTMENT CORP. (the "Adviser") is duly registered as an investment adviser under the Federal Investment Advisers Act of 1940 and any applicable state securities law; and
         WHEREAS, the Company has registered or will register certain variable life and variable annuity contracts under the 1933 Act; and

         WHEREAS, each Account is duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company on the date shown for such Account on Schedule C hereto, to set aside and invest assets attributable to the aforesaid variable life and annuity contracts; and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

         WHEREAS, to extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, and the Underwriter agree as follows:

ARTICLE I. Sale of Fund Shares

         1.1 The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:30 a.m. Eastern time on the next following Business Day and provided further that the Fund timely made the net asset value available to the Company, pursuant to Section 1.10. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

           1.2 The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Directors") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Directors acting in good faith and light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

           1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

           1.4 The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Sections 2.5 and 2.12 of
Article II of this Agreement is in effect to govern such sales.

           1.5 The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day and provided further that the Fund timely made the net asset value available to the Company, pursuant to Section 1.10. In situations involving late delivery of net asset value by the Fund, Section 1.11 governs.

           1.6 The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life and variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund.

           1.7 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

            1.8 Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account. Fund agrees to confirm to Company share balances on a daily basis.

            1.9 The Fund shall furnish same day notice (by wire, telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income, dividends, and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

           1.10 The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. In the event the Fund makes such net asset value available to the Company later than 7:00 p.m., but before 9:00 p.m. Eastern time, the additional time taken by the Fund shall also be allowed to the Company in providing order information required under Sections 1.1 and 1.5.

            1.11 In the event the Fund fails to make such net asset value available by 9:00 p.m. Eastern time, the Fund acknowledges that its delivery of net asset value is late. The Company will execute estimated trades in lieu of actual trades. The following day (T+2), the Company will true-up, trading the difference between the prior day's estimated trades and the prior day's actual trades, including any gain/loss on the difference. The Fund and the Underwriter agree to reimburse the Company for any market exposure it incurs to its detriment on the true-up of actual trades due to the net asset values having been provided late.

          1.12 If the Fund provides the Company with materially incorrect share net asset value information (as determined under SEC guidelines), the Company, on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value and to reimbursement to the extent necessary to cover losses of the Company resulting from such incorrect net asset value information. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company. Furthermore, the Underwriter shall be liable for the reasonable administrative costs incurred by the Company in relation to the correction of any material error.

ARTICLE H. Representations and Warranties

          2.1 The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 44402.01 of the Nebraska Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

          2.2 The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Nebraska and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

          2.3 The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.4 The Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.5 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

          2.6 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees, and expenses are and shall at all times remain in compliance with the laws of the State of Nebraska and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Nebraska to the extent required to perform this Agreement.,

          2.7 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Nebraska and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

           2.8 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

          2.9 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Nebraska and any applicable state and federal securities laws.

           2.10 The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Section 17g(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

           2.11 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less than the minimal coverage as required currently by Section 270.17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

          2.12 The Company represents and warrants that it will not purchase Fund shares with Account assets derived from the sale of Contracts to deferred compensation plans with respect to service for state and local governments which qualify under Section 457 of the federal Internal Revenue Code, as may be amended. The Company may purchase Fund shares with Account assets derived from any sale of a Contract to any other type of tax-advantaged employee benefit plan; provided however that such plan has no more than 500 employees who are eligible to participate at the time of the first such purchase hereunder by the Company of Fund shares derived from the sale of such Contract.

 ARTICLE III. Prospectus and Proxy Statements; Voting

           3.1 The Underwriter shall provide the Company (at the Company's expense) with as many copies of the Fund's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the Fund's prospectus printed either separately, or together with the prospectus for the Contracts in one document (such printing to be at the Company's expense).

          3.2 The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the
Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.

          3.3 The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to stockholders and other communications to stockholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

           3.4     If and to the extent required by law the Company shall:

                    (i)  solicit voting instructions from Contract owners;

                    (ii) vote the Fund shares in accordance with instructions
                         received from Contract owners; and

                    (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received: so long as and to the extent that the Securities and Exchange Commission continues to interpret the Investment Company Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth in Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

          3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of the Act) as well as Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

           4.1 The Company Shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen (15) Business Days prior to its use. No such material shall be used if the Fund or its designee object to such use within fifteen (15) Business Days after receipt of such material.

           4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

           4.3 The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen (15) Business Days prior to its use. No such material shall be used if the Company or its designee object to such use within fifteen (15) Business Days after receipt of such material.

           4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus maybe amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

           4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

           4.6 The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the Securities and Exchange Commission.

           4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sates literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

 ARTICLE V. Fees and Expenses

           5.1 The Fund and Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company of to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

           5.2 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal laws and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund's shares.

           5.3 The Fund shall bear the expenses of printing and distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

 ARTICLE VI. Diversification

           6.1 The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with
 Section 817(h) of the Code and Treasury Regulation ss. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations.

 ARTICLE VII. Potential Conflicts

           7.1 The Board of Directors of the Fund (the "Board") will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including; (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

           7.2 The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

           7.3 If it is determined by a majority of the Board, or a majority of its disinterested Directors, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

           7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six (6) month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

           7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six (6) month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

          7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

          7.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared finding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification -

           8.1     Indemnification By the Company

                  8.1(a). The Company agrees to indemnify and hold harmless the Fund and each of its Trustees and officers and each person, if any who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company), or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contract or Fund shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof

         8.1(b). The Company shall not be liable under this indemnification provisions with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified P arty would otherwise be subject to by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

         8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2        Indemnification by the Underwriter

         8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Company by or on behalf of the Fund; or

          (vi) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

          8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

          8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon Indemnified Party (or after such Indemnified Party shall have received notice of such services on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

ARTICLE IX. Applicable Law

         9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Maryland.

         9.2 This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules, and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith..

ARTICLE X. Termination

         10.1      This Agreement shall terminate:

               (a) at the option of any party, upon one year advance written notice to the other parties; provided, however such notice shall not be given earlier than one year following the date of this Agreement; or

               (b) at the option of the Company, to the extent that shares of Portfolios are not reasonably available to meet the requirements of the Contracts as determined by the Company, provided, however that such termination shall apply only to the Portfolio(s) not reasonably available. Prompt notice of the election to terminate for such cause shall be furnished by the Company; or

               (c) at the option of the Fund, in the event that formal administrative proceedings are instituted against the Company by the National Association of Securities Dealers, Inc. ("NASD"), the Securities and Exchange Commission, the Insurance Commissioner or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, with respect to the operation of any Account, or the purchase of the Fund shares, provided, however that the Fund determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

               (d) at the option of the Company, in the event that formal administrative proceedings are instituted against the Fund or the Underwriter by the NASD, the Securities and Exchange Commission, or any state securities or insurance department or any other regulatory body, provided, however that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

               (e) with respect to any Account, upon requisite vote of the Contract owners having an interest in such Account (or any subaccount) to substitute the shares of another investment company for the corresponding Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying investment media. The Company will give thirty
                    (30) days' prior written notice to the Fund of the date of any proposed vote to replace the Fund's shares; or

               (f) at the option of the Company, in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

               (g) at the option of the Company, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

               (h) at the option of the Company, if the Fund fails to meet the diversification requirements specified in Article VI hereof; or

               (i) at the option of either the Fund or the Underwriter, if (1) the Fund or the Underwriter, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Fund or the Underwriter, (2) the Fund or the Underwriter shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Fund or the Underwriter shall continue to apply on the sixtieth (60`h) day following the giving of such notice, which sixtieth (60th) day shall be the effective date of termination; or

               (j) at the option of the Company, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Fund and the Underwriter in writing of such determination and its intent to terminate the Agreement, and
                    (3) after considering the actions taken by the Fund and/or the Underwriter and any other changes in circumstances since the giving of such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth (60th) day shall be the effective date of termination; or

               (k) at the option of either the Fund or the Underwriter, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(k) shall be effective forty-five (45) days after the notice specified in Section 1.6(b) was given.

            10.2 It, is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

          10.3 Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination. Furthermore,

               (a) In the event that any termination is based upon the provisions of Article VII, or the provision of Sections 10.1(a), 10.1(i), 10.10) or 10.1(k) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and

               (b) In the event that any termination is based upon the provisions of Sections 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety
                    (90) days before the effective date of termination.

         10.4 Effective of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem. investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.4 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.5 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in either Account) except (i) as necessary to implement Contract owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter ninety (90) days notice of its intention to do so.

ARTICLE XI. Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

              If to the Fund:        Calvert Variable Series, Inc.
                                     4550 Montgomery Avenue
                                     Bethesda, MD 20814
                                     Attn: Legal Department

              If to the Company:     Ameritas Variable Life Insurance Company
                                     5900 "0" Street
                                     P.O. Box 82550 Lincoln, NE 68501
                                     Attn: Legal Department

              If to the Underwriter:    Ameritas Investment Corp.
                                        5900 "O" Street, 4t1i Floor
                                        P.O. Box 5507
                                        Lincoln, NE 68505-0507
                                        Attn: Legal Department

ARTICLE XII. Miscellaneous

          12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

          12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

          12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         .12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

          12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commission may request in order to ascertain whether the variable life insurance operations of the Company are being conducted in a manner consistent with the California Variable Life Insurance Regulations and any other applicable law or regulations.

         12.7 The Underwriter agrees that to the extent any advisory or other fees received by the Fund, the Underwriter or the Adviser are determined to be unlawful in legal or administrative proceedings under the 1973 NAIC model variable life insurance regulation in the states of California, Colorado, Maryland, and Michigan, the Underwriter shall indemnify and reimburse the Company for any out of pocket expenses and actual damages the Company has incurred as a result of any such proceeding; provided, however that the provisions of Section 8.2(b) and 8.2(c) shall apply to such indemnification and reimbursement obligation. Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund and/or Underwriter under this Agreement.

         12.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         IN WITNESS 'WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                    Company:

                                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEAL                                By its authorized officer,

                                    By: /S/ William J. Atherton
                                            William J. Atherton
                                    Title: President and Chief Operating Officer
                                    Date: October 20, 1999


                                   Fund:

                                   CALVERT VARIABLE SERIES, INC.
                                   By its authorized officer,

SEAL                               By: /S/ William M. Tartikoff
                                   Title: Vice President
                                   Date: October 21, 1999



                                   Underwriter:

                                   AMERTIA INVESTMENT CORP
                                   By its authorized officer,

SEAL                               By: /S/ William R. Giovanni
                                      William R. Giovanni
                                   Title:President and Chief Executive Officer
                                   Date: October 20, 1999

                                   SCHEDULE A

                                   CONTRACTS

Contract Forms:  4001, 4002, 4010, 4782, 4784, 4786, Form 4880 - Plan 4882,
                 Form 4880 - Plan 4884, 4016, 4018, 4065

                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

   1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting (the "Record Date") to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

   2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units/shares which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

              Note: The number of voting instruction cards is determined by the activities described in step #2. The Company will use its best efforts to call in the number of Customers to Calvert, as soon as possible, but no later than two weeks after the Record Date.

   3. The Fund's Annual Report must be sent to each Customer by he Com any either before or together with the Customers' receipt of a proxy statement. Underwriter will provide at least one copy of the last Annual Report to the Company.

   4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce a personalize the Voting Instruction Cards with the name, address, and number of units/shares for each Customer. (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

   5.    Company will, at its expense, print account information on the Cards.

   6. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes: -

          a.   name (legal name as found on account registration)
          b.   address
          c.   Fund or account number
          d. coding to state number of shares/units (depends upon tabulation process used by the computer system, i.e. whether or not system knows number of shares held just by "reading" the account number)
          e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

              Note: When the Cards are printed by the Fund, each card is numbered individually to guard against potential Card/vote duplication.

   7. During this time, the Legal Department of the Underwriter or its affiliate ("Calvert Legal") will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to the Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

               a.   Voting Instruction Card

               b.   proxy notice and statement (one document)

               c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

               d. "urge buckslip" - optional, but recommended. (This is a small single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

               e. cover letter - optional, supplied by the Company and reviewed and approved in advance by Calvert Legal.

     8. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Calvert Legal.

     9.   Package mailed by the Company:

          o The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended, but not necessary, to receive a proper response percentage.) Solicitation time is calculated as days from (but not including) the meeting, counting backwards.
          o If the Customers were actually the shareholders, at least 50% of he outstanding shares must be represented and 66 2/3% of that 50% must have voted affirmatively on the proposals to have an effective vote. However, since the Company is the shareholder, the Customers' votes will (except in certain limited circumstances) be used to dictate how the Company will vote.

     10. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on the process used. An often used procedure is to sort Cards on arrival into vote categories of all yes, no, and mixed replies, and to begin data entry.

          o Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Calvert in the past.

     11. Signatures on Card checked against legal name on account registration which. was printed on the Card.

          o This verifies whether an individual has signed correctly for self with same name as is on the account registration.

          For Example:

               If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

     12. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to the Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g., mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

     13. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

     14. The actual tabulation of votes is done in units and in shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.)

     15. Final tabulation in shares is verbally given by the Company to the Legal Department on the morning of the meeting by 10:00 a.m. Eastern time.

     16.  Vote is verified by the Company and is sent to Calvert Legal.

     17. Company then votes its proxy in accordance with the votes received from the Customers the morning of the meeting (except in limited circumstances as may be otherwise required by law). A letter documenting the Company's vote is supplied to Calvert Legal and is sent to officer of company for signature. This letter is normally sent after the meeting has taken place.

     18. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Calvert will be permitted reasonable access to such Cards.

     19. All approvals and "signing-off' may be done orally, but must always be followed up in writing.

     20. During tabulation procedures, the Fund and Company determine if a resolicitation is required and what form that resolicitation should take, whether it should be by a mailing, or by recorded telephone line. A resolicitation is considered when the vote response is slow and it appears that not enough votes would be received by the meeting date. The meeting could be adjourned to leave enough time for the resolicitation.

         A determination is made by the Company and the Fund to find the most cost effective candidates for resolicitation. These are Customers who have not yet voted, but whose balances are large enough to bring in the required vote with minimal costs.

          a. By mail: Calvert Legal amends the voting instruction cards, if necessary, and writes a resolicitation letter. The Fund supplies these to the Company. The Company generates a mailing list etc., as per step 2 onward.

          b. By phone: Rarely used. This must be done on a recorded line. Calvert Legal and the Fund will supply the necessary procedures and script if a phone resolicitation were to be required.

                                   SCHEDULE C

ACCOUNTS

Name of Account                       Date of Resolution Establishing Account

Separate Account V                    August 25; 1985
Separate Account VA-2                 May 28, 1987

                                    EXHIBIT A

                                   PORTFOLIOS





Portfolios subject to Agreement:


                              Ameritas Money Market
                               Ameritas Index 500
                                 Ameritas Growth
                            Ameritas Income & Growth
                          Ameritas Small Capitalization
                             Ameritas Midcap Growth
                            Ameritas Emerging Growth
                                Ameritas Research
                           Ameritas Growth With Income

                                 AMENDMENT NO. 2


The Participation Agreement entered into October 29, 1999 among Ameritas Variable Life Insurance Company, on behalf of itself and each segregated asset account of the Company named in Schedule C to the Agreement, Calvert Variable Series, Inc., and Calvert Distributors, Inc. is amended as follows:

     Schedule A of the Agreement is amended by adding the following Separate Accounts and variable products:

                           Ameritas Variable Separate Account VL
                           Allocator 2000
                           Regent 2000
                           Executive Select

                           Ameritas Variable Separate Account VA
                           Allocator 2000 Annuity
                           Designer Annuity


This revision is effective September 10, 2002.

All other provisions of the Agreement shall remain the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:            /s/ Robert J. O'Meara
    -------------------------------------------------
         Name:    Robert J. O'Meara
         Title:   Assistant Vice President Investment
                  Funds and Budget Administration

CALVERT VARIABLE SERIES, INC.

By:            /s/ William M. Tartikoff
         --------------------------------------------
         Name:    William M. Tartikoff
         Title:   Vice President


CALVERT DISTRIBUTORS, INC.

By:            /s/ Eilliam M. Tartikoff
         --------------------------------------------
         Name:    William M. Tartikoff
         Title:   Vice President

V:\LAWNORTH\SEC\AVLIC into ALIC Merger\AVLIC Prior to Merger\Fund
Agreements\Calvert\CVS Sch A Amendment 2.doc

                                 AMENDMENT NO. 1

The Participation Agreement entered into October 29, 1999 among Ameritas Variable Life Insurance Company, on behalf of itself and each segregated asset account of the Company named in Schedule C to the Agreement, Calvert Variable Series, Inc., and Calvert Distributors, Inc. is amended as follows:

     1. Schedule A of the Agreement is amended by deleting Contract Form 4002 and adding Contract Form 4022. This revision is effective September 26, 2001.

     2. Exhibit A of the Agreement is amended by adding the CVS Income Portfolio and the CVS Social Equity Portfolio. This revision is effective May 1, 2002.


All other provisions of the Agreement shall remain the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:          /s/ Robert J. O'Meara
    -------------------------------------------------
         Name:    Robert J. O'Meara
         Title:   Assistant Vice President Investment
                  Funds and Budget Administration

CALVERT VARIABLE SERIES, INC.

By:         /s/ William M. Tartikoff
         --------------------------------------------
         Name:    William M. Tartikoff
         Title:   Vice President


CALVERT DISTRIBUTORS, INC.

By:         /s/ William M. Tartikoff
         --------------------------------------------
         Name:    William M. Tartikoff
         Title:   Vice President

                             PARTICIPATION AGREEMENT
                                      Among
                          CALVERT VARIABLE SERIES, INC.
                           CALVERT DISTRIBUTORS, INC.
                                       and
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

     THIS AGREEMENT, made and entered into this 1st day of May, 2000 by and among AMERITAS VARIABLE LIFE INSURANCE COMPANY, (hereinafter the "Company"), a Nebraska corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule C hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the CALVERT VARIABLE SERIES, a corporation organized under the laws of the State of Maryland (hereinafter "CVS") and CALVERT DISTRIBUTORS, INC. (hereinafter the "Underwriter"), a Maryland corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement (hereinafter "Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in CVS is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, only certain of the Portfolios of CVS set forth in Exhibit "A" (the "Fund") are subject to this Participation Agreement; and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated November 21, 1988 (File No. 812-7095), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, CALVERT ASSET MANAGEMENT COMPANY, INC. (the "Adviser") is duly registered as an investment adviser under the Federal Investment Advisers Act of 1940 and any applicable state securities law; and

     WHEREAS, the Company has registered or will register certain variable life and variable annuity contracts under the 1933 Act; and

     WHEREAS, each Account is duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company on the date shown for such Account on Schedule C hereto, to set aside and invest assets attributable to the aforesaid variable life and annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

     WHEREAS, to extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, and the Underwriter agree as follows:

ARTICLE I.  Sale of Fund Shares

     1.1 The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:30 a.m. Eastern time on the next following Business Day and provided further that the Fund timely made the net asset value available to the Company, pursuant to Section 1.10. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2 The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Directors") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Directors acting in good faith and light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

     1.4 The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Sections 2.5 and 2.12 of
Article II of this Agreement is in effect to govern such sales.

     1.5 The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day and provided further that the Fund timely made the net asset value available to the Company, pursuant to Section
1.10. In situations involving late delivery of net asset value by the Fund,
Section 1.11 governs.

     1.6 The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life and variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund.

     1.7 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     1.8 Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account. Fund agrees to confirm to Company share balances on a daily basis.

     1.9 The Fund shall furnish same day notice (by wire, telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income, dividends, and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.10 The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. In the event the Fund makes such net asset value available to the Company later than 7:00 p.m., but before 9:00 p.m. Eastern time, the additional time taken by the Fund shall also be allowed to the Company in providing order information required under Sections 1.1 and 1.5.

     1.11 In the event the Fund fails to make such net asset value available by 9:00 p.m. Eastern time, the Fund acknowledges that its delivery of net asset value is late. The Company will execute estimated trades in lieu of actual trades. The following day (T+2), the Company will true-up, trading the difference between the prior day's estimated trades and the prior day's actual trades, including any gain/loss on the difference. The Fund and the Underwriter agree to reimburse the Company for any market exposure it incurs to its detriment on the true-up of actual trades due to the net asset values having been provided late.

     1.12 If the Fund provides the Company with materially incorrect share net asset value information (as determined under SEC guidelines), the Company, on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value and to reimbursement to the extent necessary to cover losses of the Company resulting from such incorrect net asset value information. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company. Furthermore, the Underwriter shall be liable for the reasonable administrative costs incurred by the Company in relation to the correction of any material error.

ARTICLE II.  Representations and Warranties

     2.1 The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 44- 402.01 of the Nebraska Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2 The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Nebraska and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

     2.3 The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4 The Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees, and expenses are and shall at all times remain in compliance with the laws of the State of Nebraska and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Nebraska to the extent required to perform this Agreement.

     2.7 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Nebraska and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

     2.9 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Nebraska and any applicable state and federal securities laws.

     2.10 The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Section 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less than the minimal coverage as required currently by Section 270.17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.12 The Company represents and warrants that it will not purchase Fund shares with Account assets derived from the sale of Contracts to deferred compensation plans with respect to service for state and local governments which qualify under Section 457 of the federal Internal Revenue Code, as may be amended. The Company may purchase Fund shares with Account assets derived from any sale of a Contract to any other type of tax-advantaged employee benefit plan; provided however that such plan has no more than 500 employees who are eligible to participate at the time of the first such purchase hereunder by the Company of Fund shares derived from the sale of such Contract.

ARTICLE III.  Prospectus and Proxy Statements; Voting

     3.1 The Underwriter shall provide the Company (at the Company's expense) with as many copies of the Fund's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the Fund's prospectus printed either separately, or together with the prospectus for the Contracts in one document. The form of the Fund's prospectus and/or statement of additional information provided to the Company shall be the final form of prospectus and statement of additional information as filed with the Securities and Exchange Commission which shall include either, individually or collectively, only those Portfolios offered by the Company.

     3.2 The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the
Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such

Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.

     3.3 The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to stockholders and other communications to stockholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

     3.4   If and to the extent required by law the Company shall:

          (i)  solicit voting instructions from Contract owners;

          (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

          (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received: so long as and to the extent that the Securities and Exchange Commission continues to interpret the Investment Company Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth in Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

     3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of the Act) as well as Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

     4.1 The Company Shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen (15) Business Days prior to its use. No such material shall be used if the Fund or its designee object to such use within fifteen (15) Business Days after receipt of such material.

     4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

     4.3 The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen (15) Business Days prior to its use. No such material shall be used if the Company or its designee object to such use within fifteen
(15) Business Days after receipt of such material.

     4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

     4.6 The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the Securities and Exchange Commission.

     4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

ARTICLE V.  Fees and Expenses

     5.1 The Company shall pay no fee or other compensation to the Fund or Underwriter under this Agreement, and the Fund and Underwriter shall pay no fee or other compensation to the Company, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company for the contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

     5.2 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal laws and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund's shares.

     5.3 The Fund shall bear the expenses of printing and distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

ARTICLE VI.  Diversification

     6.1 The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation ss. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Section 6.1 by the Fund, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII.  Potential Conflicts

     7.1 The Board of Directors of the Fund (the "Board") will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including;
(a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2 The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

    7.3 If it is determined by a majority of the Board, or a majority of its disinterested Directors, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

     7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six (6) month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six (6) month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

    8.1  Indemnification By the Company

         8.1(a)The Company agrees to indemnify and hold harmless the Fund and each of its Trustees and officers and each person, if any who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company), or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses

(or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
           (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contract or Fund shares; or
          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or
          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this
               Agreement; or
          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

    8.1(b). The Company shall not be liable under this indemnification provisions with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject to by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

    8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d).The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2  Indemnification by the Underwriter
         8.2(a).The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
          (ii)arise out of or as result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or
          (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Company by or on behalf of the Fund; or
          (vi)arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or
          (v)arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

         8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon Indemnified Party (or after such Indemnified Party shall have received notice of such services on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the

Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

ARTICLE IX.  Applicable Law

    9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Maryland.

    9.2 This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules, and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Termination

    10.1 This Agreement shall terminate:

     (a) at the option of any party, upon one year advance written notice to the other parties; provided, however such notice shall not be given earlier than one year following the date of this Agreement; or
     (b) at the option of the Company, to the extent that shares of Portfolios are not reasonably available to meet the requirements of the Contracts as determined by the Company, provided, however that such termination shall apply only to the Portfolio(s) not reasonably available. Prompt notice of the election to terminate for such cause shall be furnished by the Company; or
     (c) at the option of the Fund, in the event that formal administrative proceedings are instituted against the Company by the National Association of Securities Dealers, Inc. ("NASD"), the Securities and Exchange Commission, the Insurance Commissioner or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, with respect to the operation of any Account, or the purchase of the Fund shares, provided, however that the Fund determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or (d) at the option of the Company, in the event that formal administrative proceedings are instituted against the Fund or the Underwriter by the NASD, the Securities and Exchange Commission, or any state securities or insurance department or any other regulatory body, provided, however that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

     (e) with respect to any Account, upon requisite vote of the Contract owners having an interest in such Account (or any subaccount) to substitute the shares of another investment company for the corresponding Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Fund of the date of any proposed vote to replace the Fund's shares; or

     (f) at the option of the Company, in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (g) at the option of the Company, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

     (h) at the option of the Company, if the Fund fails to meet the diversification requirements specified in Article VI hereof; or
     (i) at the option of either the Fund or the Underwriter, if (1) the Fund or the Underwriter, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Fund or the Underwriter, (2) the Fund or the Underwriter shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Fund or the Underwriter shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth (60th) day shall be the effective date of termination; or
     (j) at the option of the Company, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company,
     (2) the Company shall notify the Fund and the Underwriter in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Fund and/or the Underwriter and any other changes in circumstances since the giving of such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth (60th) day shall be the effective date of termination; or

     (k) at the option of either the Fund or the Underwriter, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(k) shall be effective forty-five (45) days after the notice specified in Section 1.6(b) was given.

    10.2 It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

    10.3 Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination. Furthermore,

     (a)In the event that any termination is based upon the provisions of
     Article VII, or the provision of Sections 10.1(a), 10.1(i), 10.1(j) or 10.1(k) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and
     (b)In the event that any termination is based upon the provisions of Sections 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination.

    10.4 Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.4 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

    10.5 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in either Account) except (i) as necessary to implement Contract owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter ninety (90) days notice of its intention to do so.

ARTICLE XI.  Notices

    Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:            Calvert Variable Series, Inc.
                                    4550 Montgomery Avenue
                                    Bethesda, MD   20814
                                    Attn: Legal Department


         If to the Company:         Ameritas Variable Life Insurance Company
                                    5900 "O" Street
                                    P.O. Box 81889
                                    Lincoln, NE   68501
                                    Attn: Legal Department

         If to the Underwriter:     Calvert Distributors, Inc.
                                    4550 Montgomery Avenue
                                    Bethesda, MD   20814
                                    Attn: Legal Department

ARTICLE XII.  Miscellaneous

    12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

    12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

    12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

    12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

    12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

    12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commission may request in order to ascertain whether the variable life insurance operations of the Company are being conducted in a manner consistent with the California Variable Life Insurance Regulations and any other applicable law or regulations.

    12.7 The Underwriter agrees that to the extent any advisory or other fees received by the Fund, the Underwriter or the Adviser are determined to be unlawful in legal or administrative proceedings under the 1973 NAIC model variable life insurance regulation in the states of California, Colorado, Maryland, and Michigan, the Underwriter shall indemnify and reimburse the Company for any out of pocket expenses and actual damages the Company has incurred as a result of any such proceeding; provided, however that the provisions of Section 8.2(b) and 8.2(c) shall apply to such indemnification and reimbursement obligation. Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund and/or Underwriter under this Agreement.

    12.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                              Company:

                              AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              By its authorized officer,

                              By:           /s/ William J. Atherton
                                   ---------------------------------------------
                                                William J. Atherton
                              Title:   President and Chief Operating Officer
                              Date:


                              Fund:

                              CALVERT VARIABLE SERIES, INC.
                              By its authorized officer,

                              By:          /s/ William M. Tartikoff
                                   ---------------------------------------------
                                                William M. Tartikoff

                              Title:            Vice President
                              Date:


                              Underwriter:

                              CALVERT DISTRIBUTORS, INC.
                              By its authorized officer,

                              By:
                                   --------------------------------------------

                              Title:
                              Date:

                                   SCHEDULE A

                                   CONTRACTS



Contract Forms: Life:           4001 (Single Premium Variable Universal Life)
                                4010 (OVERTURE APPLAUSE! VUL)
                                4016 (OVERTURE APPLAUSE! II VUL)
                                4018 (OVERTURE ENCORE! VUL)
                                4065 (OVERTURE BRAVO! VUL)
                                4020 (Corporate Benefit VUL)

                Annuity:        4780 (OVERTURE Annuity)
                                4782 (OVERTURE Annuity II)
                                4784 (OVERTURE Annuity III)
                                4786 (OVERTURE Annuity III-Plus)
                                4882 (OVERTURE ACCLAIM!)
                                4884 (OVERTURE ACCENT!)

                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting (the "Record Date") to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units/shares which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of voting instruction cards is determined by the activities described in step #2. The Company will use its best efforts to call in the number of Customers to Calvert, as soon as possible, but no later than two weeks after the Record Date.

3. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce a personalize the Voting Instruction Cards with the name, address, and number of units/shares for each Customer. (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

4.   Company will, at its expense, print account information on the Cards.

5. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

     1.   name (legal name as found on account registration)
     2.   address
     3.   Fund or account number
     4. coding to state number of shares/units (depends upon tabulation process used by the computer system, i.e. whether or not system knows number of shares held just by "reading" the account number)
     5. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

          Note: When the Cards are printed by the Fund, each card is numbered individually to guard against potential Card/vote duplication.

7. During this time, the Legal Department of the Underwriter or its affiliate ("Calvert Legal") will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to the Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

     1.   Voting Instruction Card.
     2.   proxy notice and statement (one document)
     3. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
     4. "urge buckslip" - optional, but recommended. (This is a small single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
     5. cover letter - optional, supplied by the Company and reviewed and approved in advance by Calvert Legal.

8. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Calvert Legal.

9.   Package mailed by the Company:

     o The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended, but not necessary, to receive a proper response percentage.) Solicitation time is calculated as days from (but not including) the meeting, counting backwards.
     o If the Customers were actually the shareholders, at least 50% of he outstanding shares must be represented and 66 2/3% of that 50% must have voted affirmatively on the proposals to have an effective vote. However, since the Company is the shareholder, the Customers' votes will (except in certain limited circumstances) be used to dictate how the Company will vote.

10. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on the process used. An often used procedure is to sort Cards on arrival into vote categories of all yes, no, and mixed replies, and to begin data entry.

     o Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Calvert in the past.

11. Signatures on Card checked against legal name on account registration which was printed on the Card.

     o This verifies whether an individual has signed correctly for self with same name as is on the account registration.

         For Example:

                  If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

12. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to the Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g., mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

13. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

14. The actual tabulation of votes is done in units and in shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.)

15. Final tabulation in shares is verbally given by the Company to the Legal Department on the morning of the meeting by 10:00 a.m. Eastern time.

16.  Vote is verified by the Company and is sent to Calvert Legal.

17. Company then votes its proxy in accordance with the votes received from the Customers the morning of the meeting (except in limited circumstances as may be otherwise required by law). A letter documenting the Company's vote is supplied to Calvert Legal and is sent to officer of company for signature. This letter is normally sent after the meeting has taken place.

18. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Calvert will be permitted reasonable access to such Cards.

19. All approvals and "signing-off' may be done orally, but must always be followed up in writing.

20. During tabulation procedures, the Fund and Company determine if a resolicitation is required and what form that resolicitation should take, whether it should be by a mailing, or by recorded telephone line. A resolicitation is considered when the vote response is slow and it appears that not enough votes would be received by the meeting date. The meeting could be adjourned to leave enough time for the resolicitation.

     A determination is made by the Company and the Fund to find the most cost effective candidates for resolicitation. These are Customers who have not yet voted, but whose balances are large enough to bring in the required vote with minimal costs.

          a. By mail: Calvert Legal amends the voting instruction cards, if necessary, and writes a resolicitation letter. The Fund supplies these to the Company. The Company generates a mailing list etc., as per step 2 onward.

          b. By phone: Rarely used. This must be done on a recorded line. Calvert Legal and the Fund will supply the necessary procedures and script if a phone resolicitation were to be required.

                                   SCHEDULE C

                                    ACCOUNTS


Name of Account                                                  Date Account
                                                                 Established

Ameritas Variable Life Insurance Company. Separate Account V     August 28, 1985
Ameritas Variable Life Insurance Company Separate Account VA-2   May 28, 1987

                                    EXHIBIT A

                                   PORTFOLIOS


The following portfolios in Calvert Variable Series, Inc. ("CVS") are subject to this Agreement:


                        1.  Social Small Cap Growth Portfolio
                        1.  Social Mid Cap Growth Portfolio
                        2.  Social International Equity Portfolio
                        3.  Social Balanced Portfolio